Supplement dated December 26, 2012 to the

PNC Advantage Funds Statement of Additional Information (“SAI”)

Dated September 28, 2012

This Supplement provides new and additional information beyond that contained in the above-mentioned SAI and should be read in conjunction with the SAI.

A.  The following paragraph is added as the last paragraph under the section entitled “Derivative Instruments” on page 15 of the SAI:

The Funds are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the U.S. Commodity Futures Trading Commission (the “CFTC”). Accordingly, neither the Fund nor the Adviser is subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion, the Funds will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions.  In the event that a Fund’s investments in commodity interests exceed a certain threshold, the Adviser may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to that Fund. The Adviser’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level and scope of a Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. The Adviser currently intends to operate each Fund in a manner that would permit the Adviser to continue to claim the exclusion under Rule 4.5, which may adversely affect the Adviser’s ability to manage the Fund and may adversely affect the Fund’s total return. In the event the Adviser becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to a Fund, the Fund’s expenses may increase, adversely affecting that Fund’s total return.

B.             Effective November 9, 2012, Mr. Drosdick became a director of Triumph Group, Inc.  The third paragraph of the section entitled “Certain Interests of Independent Trustees” on page 34 of the SAI is deleted in its entirety and replaced with the following:

Mr. Drosdick serves on the Board of Trustees of the Philadelphia Museum of Art, which has a $25 million revolving line of credit with PNC Bank. As of December 31, 2011, the balance on the line of credit was $0. In addition, Mr. Drosdick serves as a director for United States Steel Corporation (“U.S. Steel”). PNC Bank participates in a syndicate that provides a $875 million credit facility to U.S. Steel. As of the end of 2011, PNC Bank was responsible for $60 million under the credit facility, which will expire on July 20, 2016. There was a $0 balance as of December 31, 2011. PNC Bank is further responsible for $300 million of a $625 million purchase commitment under a Receivables Purchase Agreement, with $380 million total (PNC obligation of $182.4 million) outstanding as of December 31, 2011. Finally, PNC Bank is obligated for $72.7 million under a Reimbursement Agreement for Standby Letters of Credit, all of which are fully collateralized. Mr. Drosdick also serves on the board of H. J. Heinz Company (“H.J. Heinz”), which has $90,000,000 in outstanding lines of credit for which PNC Bank is responsible as a participant in a syndicate. There was $0 outstanding as of December 31, 2011. In addition, PNC Bank is responsible for $175,000,000 of purchase commitments for which $142,800,000 was outstanding on December 31, 2011. Both U.S. Steel and H.J. Heinz engage in various commercial and/or investment banking activities (including short term loans and cash management programs) with PNC Bank, for which the bank receives customary fees and expenses. In addition, Mr. Drosdick serves as a director for Triumph Group, Inc. (“Triumph Group”). PNC Bank is the lead bank in a syndicate that, as of December 31, 2011, provided an $850 million credit facility to Triumph Group. As of December 31, 2011, PNC Bank was responsible for $90 million under the credit facility. There was a $352.9 million balance as of December 31, 2011. PNC Bank is further responsible for $175 million of purchase commitments under a Receivables Purchase Agreement, with $143.2 million outstanding as of December 31, 2011.  Lastly, Mr. Drosdick serves on the board of the Merion Golf Club, which has lines of credit with PNC Bank totaling $1.5 million. As of December 31, 2011, there was $950,561 balance outstanding.

C.            The first paragraph under the section entitled “Board Compensation” on page 34 of the SAI is deleted in its entirety and replaced with the following:

Board compensation for each of the Trustees includes compensation for their service as a Trustee to the Trust and PNC Funds, another registered investment company overseen by the Trustees and for which PNC Capital Advisors, LLC serves as investment adviser.  Board compensation fees are paid quarterly in arrears and are allocated to the Trust and PNC Funds based on their average daily net assets.  Effective January 1, 2013, each Trustee will receive an annual consolidated fee of $76,000 plus $7,250 for attendance at each quarterly Board meeting, and such amount, up to a maximum of $3,250, as may be determined for attendance at special Board meetings convened as necessary, in addition to a reimbursement of all out-of-pocket expenses incurred as a Trustee.  The Chairman of the Board will continue to receive an additional fee of $25,000 per year and the Chairman of the Audit Committee will continue to receive an additional fee of $6,000 per year for their services in these capacities.  Prior to January 1, 2013, each Trustee receives an annual fee of $70,000 plus $6,750 for each Board meeting attended in person, and such amount, up to a maximum of $3,000, as may be determined for each Board meeting attended telephonically, in addition to a reimbursement of all out-of-pocket expenses incurred as a Trustee.  The Chairman of the Board receives an additional fee of $25,000 per year and the Chairman of the Audit Committee receives an additional fee of $6,000 per year for their services in these capacities. No person who is an officer, director, trustee, or employee of the Adviser, the Underwriter, or any parent of subsidiary thereof, who serves as an officer, trustee, or employee of the Trust receives any compensation from the Trust.

 Please contact PNC Advantage Funds at 1-800-364-4890 for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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